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                                                                    EXHIBIT 10.3

                           Orchid Biocomputer, Inc.

                    Supplemental Executive Benefit Program



                              Issued: May 5, 1999
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                    Supplemental Executive Benefit Program

                               Table of Contents


Article 1.     Purpose and Overview

Article 2.     Definitions

Article 3.     Benefits

Article 4.     Administration

Article 5.     Eligibility and Participation

Article 6.     Funding

Article 7.     Income Tax Consequences

Article 8.     Applicable Laws

Article 9      Employment Rights

Execution
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     Orchid Biocomputer, Inc. (the "Company") hereby establishes the Orchid
Biocomputer, Inc. Executive Benefit Program (the "Program") for the benefit of a select group of its employees and directors.

                       Article 1.  Purpose and Overview
                       --------------------------------

1.1. Purpose of the Program. The purpose of the program is to attract and retain qualified executive talent and provide them with a competitive and attractive executive benefit program.

1.2. Overview. The program offers the opportunity for a select group of executives and directors to supplement their life insurance and disability insurance coverage, to provide additional financial security in the event of termination from employment with the Company and to provide the opportunity to build additional retirement savings. It is intended that this program be exempt from participation, vesting, funding and fiduciary requirements as set forth in Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code of 1986, as amended ("The Code"). The benefits described in these Articles are detailed in separate plan documents, the terms of which are incorporated by reference in this Program.

                            Article 2.  Definitions
                            -----------------------

2.1. Definitions. The following definitions are in addition to any other definitions set forth elsewhere in the Program. Whenever used in the Program, the capitalized terms in this section shall have the meanings set forth below unless otherwise required by the context in which they are used:

     a. "Administrator" shall mean the person(s) appointed by the Committee to administer the Program pursuant to Article 4.

     b.   "Annual Base Pay" shall mean the Executive's hourly pay rate times
          2080.

     c. "Beneficiary" shall mean the person(s) or trust(s) designated by the Participant as the recipient of death, disability, severance or retirement benefits of the Program.

     d.   "Board" shall mean the Company's Board of Directors.

     e.   "Committee" shall mean the Compensation Committee of the Board.

     f.   "Company" shall mean Orchid Biocomputer, Inc. a Delaware corporation.

     g.   "Director" shall mean a member of the Company's Board of Directors.

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     h.   "Executive" shall mean an employee of the Company who is employed in a key executive capacity as determined by the Chief Executive Officer of the Company or the Board. No employee shall be treated as an "Executive" under the Program if his or her participation in the Program would result in the Program ceasing to be an unfunded program maintained primarily for the purpose of providing deferred compensation and other benefits to a select group of management or highly compensated employees under Section 201(2), 301(a)(3) and 401(a)(l) of the Employee Retirement Income Security Act of 1974.

     i.   "Loan" shall mean the Executive Benefit Loan.

     j. "Participant" shall mean an eligible Executive or Director of the Company who has become covered by the terms of the Program.

     k. "Permanent Disability" shall have the same meaning as found in the long-term disability insurance policy covering a Participant under this program.

     1. "Program" shall mean the Orchid Biocomputer, Inc. Executive Benefit Program, as in effect from time to time.

     m. "Retirement" shall mean any voluntary termination of employment with the Company after the later often years of employment or age 55.

                             Article 3.  Benefits
                             --------------------

3.1. Life Insurance Benefits.

     The program shall allow the Participant to apply for supplemental life insurance coverage. The coverage will be in the form of a permanent, cash-value building insurance policy. The policy may include various coverage options at the election of the Participant. The Participant will be the owner of the policy. The Participant shall designate the beneficiary of the policy. Eligibility for the life insurance coverage will be subject to the insurance company's underwriting policies and procedures. The insurance company may decline, limit or otherwise condition coverage at its discretion. The Company does not guarantee the availability of coverage at standard or other rates. A Participant's rights and benefits will be governed by the terms of the policy issued to the Participant.

3.2. Disability Insurance Benefits.

     The program shall allow the Participant to apply for supplemental individual disability insurance coverage. The coverage will be in the form of a long-term disability insurance policy which may include various coverage options at the election of the Participant. The Participant will be the owner and beneficiary of the policy. Eligibility for the disability insurance coverage will be subject to the insurance company's underwriting policies and procedures. The insurance company may decline, limit or otherwise condition coverage

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     at its discretion. The Company does not guarantee the availability of coverage at standard or other rates. A Participant's rights and benefits will be governed by the terms of the policy issued to the Participant.

3.3. Supplemental Retirement Income Benefits.

     The Company has established the Orchid Biocomputer, Inc. Executive Deferred Compensation Plan. A Participant's rights thereunder are governed by the terms of the Executive Deferred Compensation Plan as in effect from time to time, and this Section 3.3 is merely a summary description creating no substantive rights.

     This plan offers the opportunity for a select group of executives and directors to defer the payment of certain cash compensation.

     Each Participant in the Executive Deferred Compensation Plan may elect to defer receipt of a portion of their regular base salary, bonus or other cash incentive compensation. Any such election must be made by entering into a Deferred Compensation Agreement with the Company, as evidenced by a form approved by and filed with the Company on or before the deadline specified by the Company.

     The Supplemental Retirement Income Benefits shall be "unfunded" (within the meaning of Section 401(a)(1) of the Employee Retirement Income Security Act of 1974.

3.4. Severance Pay Benefits.

     The Company has established the Orchid Biocomputer, Inc. Executive Severance Pay Plan. A Participant's rights thereunder are governed by the terms of the Executive Severance Pay Plan as in effect from time to time, and this Section 3.3 is merely a summary description creating no substantive rights.

     This plan provides, to a select group of executives, additional financial security in the event of termination from employment with the Company.

     Each Participant in the Executive Severance Pay Plan shall enter into a Severance Pay Agreement which sets forth the calculation of the severance pay and the payment terms and conditions.

     The Severance Pay Benefits shall be funded through an irrevocable trust.

3.5. Should any of the Benefits of the Program be changed, eliminated or any new Benefits added, such changes shall be incorporated into this Program by reference. All provisions of these benefits are contained (as applicable) in the underlying plan documents, Company policies, contracts and insurance policies.

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                          Article 4.  Administration
                          --------------------------

4.1. Administrator. The Company shall appoint an Administrator of the Program or separate Administrators of the various components of the program. The Administrator(s) shall perform such administrative functions as the Company may delegate from time to time.

4.2. Notice of Address. Any payment to a Participant or Beneficiary, at the last known post office address on file with the Company, shall constitute a complete acquittance and discharge to the Company and any director or officer with respect thereto.

4.3.      Claims Procedure.

          a. Claims for benefits under the terms of the life and disability insurance policies must be filed with the insurance company issuing the policy.

          b. Claims for severance, retirement or other benefits must be filed with the Administrator in a form acceptable to the Administrator.

          c. If any claim for benefits under the Program filed with the Administrator is wholly or partially denied, the claimant shall be given notice in writing, within 60 days of such denial, setting forth the specific reasons for such denial, specific reference to pertinent Program provisions on which the denial is based, a description of any material or information necessary for claimant to perfect the claim, and an explanation of the Program's claims review procedure.

          d. The claimant (or his or her duly authorized representative) may request a review by the Board of the Administrator's decision denying the claim by filing with the Administrator, within 60 days after such notice has been received by the claimant, a written request for such review, and that he or she may review pertinent documents, and submit issues and comments in writing within the same 60-day period. If such a request is so filed, such review shall be made by the Board within 60 days after receipt of such request.

          e. The claimant shall be given written notice of the decision resulting from such review, including specific reasons for the decision and specific references to the pertinent Program provisions on which the decision is based.

          f. These claims procedures shall be subordinate to any claims procedures outlined in the separate plan documents, in place from time to time.

                   Article 5.  Eligibility and Participation
                   -----------------------------------------

5.1. Eligibility. This program is intended to qualify as a "top-hat" program under the Department of Labor Regulations and as such participation in the Program will be limited to Participants who would be considered highly compensated, key-employees or Directors of the Company.

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5.2. Participation.  An eligible Executive or Director may elect not to participate in the Program.

5.3. Term. An eligible Executive or Director who becomes a Participant shall remain an active Participant until the earlier of (a) the death or permanent disability of the Executive or Director or, (b) the date the Participant ceases to qualify as an Executive or Director of the Company or
     (c) the mutual agreement of the parties hereto.

                              Article 6.  Funding
                              -------------------

6.1. Executive Benefit Allowance. The Company shall provide an annual cash allowance to the Executive to be used solely to pay the premiums for the supplemental life insurance and the supplemental disability insurance described in Article 3.

     a. The Executive Benefit Allowance shall be a percentage of the Executive's Annual Base Pay as follows:

          Chief Executive Officer and Chief Operating Officer: 15% All other Participants: 10%

     b. The Participant may annually elect the allocation of the Executive Benefit Allowance between the life insurance and disability insurance policies under this Program. Such election shall be made in a form acceptable to the Company.

     c. The Company shall pay directly to the insurance companies the amounts set forth herein, in accordance with the Participant's allocation election.

6.2. Executive Benefit Loan. The Company shall loan to the Participant, on a nonrecourse and interest-free basis the amount set forth in an Executive Benefit Loan Agreement.

     The Participant shall allocate the proceeds of the Loan between the life insurance and disability insurance policies under this Program. The Participant shall provide evidence of premium payments to the company in a form acceptable to the Company.

6.3. The Executive Benefit Allowance and the Executive Benefit Loan shall be disbursed in advance, no less frequently than monthly, as the Company determines appropriate.

6.4. Upon the Participant's cessation of employment as a result of Permanent Disability, Retirement or involuntary termination for other than Gross Misconduct (as defined in the Executive Severance Pay Plan), the Participant may elect to make a substitution of collateral using the cash value of the supplemental life insurance policy described in Article 3.1 to collateralize any or all of the Executive Benefit Loan. The amount of the Executive Benefit Loan so secured shall be due and payable no sooner than 24 months following cessation of employment.

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                      Article 7.  Income Tax Consequences
                      ----------------------------------

7.1. Income Tax Consequences.

     a. Each year, the Company will report to the Participant taxable income in an amount which represents the compensatory component of the Loan, determined under applicable law and regulations. This amount shall be the imputed interest as measured by the Applicable Federal Rate ("AFR").

     b. Each year, the Company will report to the Participant any other amounts deemed to be taxable income as determined by a good faith interpretation of the Internal Revenue Code and appropriate state income tax laws, as in effect from time to time.

                          Article 8.  Applicable Laws
                          ---------------------------

8.1. The Program shall be construed and governed in accordance with applicable federal law and, to the extent not preempted by federal law, including the Employee Retirement Income Security Act of 1974, as amended, and the laws of the State of New Jersey.

                         Article 9.  Employment Rights
                         -----------------------------

9.1. Employment Rights. Nothing in this Program should be construed as conferring any legal rights upon any Participant or any other person for a continuation of employment, nor shall it interfere with the rights of the Company to discharge any person.

                                   Execution
                                   ---------

     IN WITNESS WHEREOF, on the date(s) indicated below, the Company, by its duly authorized officer, has adopted and executed this Supplemental Executive Benefit Program.

                                   Orchid Biocomputer, Inc.

Date_________________________      By____________________________

                                   Name:
                                   Title:

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                           Orchid Biocomputer, Inc.

                     Executive Deferred Compensation Plan


                              Issued May 5, 1999

                     Executive Deferred Compensation Plan

                               Table of Contents


Article 1.  Purpose and Overview

     1.1.   Purpose of the Plan

     1.2.   Overview

Article 2.  Definitions

     2.1.   Definitions

     2.2.   Gender and Number

Article 3.  Administration

     3.1.   Administrator

Article 4.  Eligibility and Participation

     4.1.   Eligibility

     4.2.   Participation

Article 5.  Deferrals

     5.1.   Salary Deferrals

     5.2.   Deferrals of Bonuses and Other Cash Incentive Compensation

     5.3.   Deferral Procedures

     5.4.   Election of Time and Manner of Payment

     5.5.   Deferral Accounts

     5.6.   Maintenance of Deferral Accounts

     5.7.   Earnings and Losses

     5.8.   Designation of Investment Measuring Device

     5.9.   Payment of Deferred Amounts

     5.10.  Acceleration of Payment

Article 6.  General Provisions

     6.1.   Unfunded Obligation

     6.2.   Beneficiary

     6.3.   Incapacity of Participant or Beneficiary

     6.4.   Nonassignment

     6.5.   No Right to Continued Employment

     6.6.   Tax Withholding

     6.7.   Claims Procedure

     6.8.   Termination and Amendment

     6.9.   Notice of Address

     6.10.  Applicable Law

Execution

                                       2
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     Orchid Biocomputer, Inc. (the "Company") hereby establishes the Orchid
Biocomputer, Inc. Deferred Compensation Plan (the "Plan"), as set forth in this document for the benefit of a select group of its employees and directors.

                       Article 1.   Purpose and Overview
                       ---------------------------------

1.1. Purpose of the Plan. The purpose of the Plan is to attract and retain qualified executive talent and provide them with an important component of a competitive and attractive executive benefit program.

1.2. Overview. The Plan offers the opportunity for a select group of executives and directors to defer the payment of certain cash compensation that they may earn and in turn provide the opportunity to build additional retirement savings. This Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. It is accordingly intended to be exempt from the participation, vesting, funding and fiduciary requirements set forth in Title I of the Employee Retirement Income Security Act of 1974 ("ERISA").

                            Article 2.  Definitions
                            -----------------------

2.1. Definitions. The following definitions are in addition to any other definitions set forth elsewhere in the Plan. Whenever used in the Plan, the capitalized terms in this section shall have the meanings set forth below unless otherwise required by the context in which they are used:

      a. "Administrator" shall mean the person(s) described in section 3.1 that is/are selected by the Committee to assist in the administration of the Plan.

      b. "Beneficiary" shall mean the individual or trust entitled to receive any benefit payments that remain to be paid after a Participant's death, as determined under section 6.2.

      c.  "Board" shall mean the Company's Board of Directors.

      d.  "Committee" shall mean the Compensation Committee of the Board.

      e.  "Company" shall mean Orchid Biocomputer, Inc., a Delaware corporation.

      f. "Deferral Account" shall mean the account representing deferrals of cash compensation, plus investment adjustments, as described in sections 5.5 and 5.7.

      g.  "Director" shall mean a member of the Company's Board of Directors.

      h. "Earnings" shall mean the amount of interest, dividends, gains or appreciation and income of every sort which would be paid on the principal amount deferred by a

          Participant if such principal had actually been invested in the Investment Measuring Device, reduced by any administrative fees, sales charges and withdrawal charges which would be deducted from an investment in the Investment Measuring Device.

      i. "Executive" shall mean an employee of the Company who is employed in a key executive capacity as determined by the Committee. No employee shall be treated as an "Executive" under the Plan if his or her participation in the Plan would result in the Plan ceasing to be an unfunded program maintained primarily for the purpose of providing deferred compensation and other benefits to a select group of management or highly compensated employees under Section 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974.

      j. "Investment Measuring Device" shall mean one or more investments chosen by a Participant by which Earnings and Losses on the principal amount of deferred compensation allocated to such investment will be measured in order to determine the amount in the Participant's Deferral Account which is payable under this Plan. The available Investment Measuring Devices shall be designated and may be amended, terminated or replaced from time to time by the Committee, provided that at all times, at least one Investment Measuring Device shall be a specified money market fund.

      k. "Losses" shall mean the amount of market, contract, or other losses which would reduce the principal amount deferred by a Participant if such principal had actually been invested in the Investment Measuring Device.

      l. "Participant" shall mean an Executive or Director who meets the eligibility and participation requirements of the Plan, as set forth in Article 4, and includes, where appropriate to the context any former Executive or Director who is entitled to benefits under this Plan.

      m. "Plan" shall mean the Orchid Biocomputer Deferred Compensation Plan, as in effect from time to time.

      n.  "Plan Year" shall mean the calendar year.

      o. "Retirement" shall mean any voluntary cessation of employment with the Company after the later of ten years of employment or age 55.

      p. "Termination" shall mean any cessation of employment with the Company and its Subsidiaries other than by death, permanent disability or retirement.

      q. "Subsidiary" shall mean a corporation or other business entity in which the Company owns, directly or indirectly, securities with more than 80 percent of the total voting power.

      r. "Valuation Date" shall mean each December 31 and any other date designated from time to time by the Committee for the purpose of determining the value of a Participant's Deferral Account balance pursuant to section 5.5.

2.2. Gender and Number. Except when otherwise indicated by the context, any masculine or feminine terminology shall also include the neuter and other gender, and the use of any term in the singular or plural shall also include the opposite number.

                          Article 3.  Administration
                          --------------------------

3.1. Administrator. The Committee shall administer the Plan and may select one or more persons to serve as the Administrator. The Administrator shall perform such administrative functions as the Committee may delegate to it from time to time. Any person selected to serve as the Administrator may, but need not, be a Committee member, a Director or an officer or employee of the Company. However, if a person serving as Administrator or a member of the Committee is a Participant, such person may not vote on a matter affecting his individual interest as a Participant.

      The Committee shall have the discretionary authority to construe and interpret the Plan provisions and resolve any ambiguities thereunder; to prescribe, amend and rescind administrative rules relating to the Plan; to select the Directors or Executives who may participate and to terminate the future participation of any such Director or Executives; to determine eligibility for benefits under the Plan; and to take all other actions that are necessary or appropriate for the administration of the Plan. Where the Committee has delegated its responsibility for matters of interpretation and Plan administration to the Administrator, the actions of the Administrator shall constitute actions of the Committee with respect to such delegated matters.

                   Article 4.  Eligibility and Participation
                   -----------------------------------------

4.1. Eligibility. This Plan is intended to qualify as a "top-hat" Plan under the Department of Labor Regulations and as such participation in the Plan will be limited to Participants who would be considered highly compensated, key-employees or Directors of the Company or any Subsidiary.

4.2. Participation. Directors, officers and other key employees of the Company and each of its Subsidiaries shall be eligible to participate in this Plan upon selection by the Committee. To be nominated for participation, an employee must be highly compensated or have significant responsibility for the management, direction and/or success of the Company as a whole or a particular business unit thereof. Directors of the Company shall be eligible to participate in the Plan.

                             Article 5.  Deferrals
                             ---------------------

5.1. Salary Deferrals. Each Participant selected under section 4.2 may elect to defer up to 50 percent of his regular base salary (subject to the provisions of this Article 5). Any such election must be made by entering into a deferred compensation agreement with the Company, as evidenced by a form approved by and filed with the Administrator on or before the deadline specified by the Committee (which shall be no earlier than one month prior to, but not later than, the beginning of the election period for which the deferred salary is to be earned). For this purpose, The election period shall be the calendar year; provided, however, that during periods in which the Plan is not in effect for a full calendar year or a Director or Executive is not a Participant for a full calendar year, the election period shall be the portion of the calendar year during which the Plan is in effect and the Director or Executive is an eligible Participant. Notwithstanding the foregoing, a person who is not a Participant at the beginning of a calendar year shall not be allowed to elect a deferral of compensation that takes effect during that year without the consent of the Committee. Salary deferrals that have been elected shall occur throughout the election period in equal increments for each payroll period.

5.2. Deferral of Bonuses and Other Cash Incentive Compensation. Each Participant may elect to defer all or any portion (subject to the provisions of this Article 5) of any amount that he subsequently cams under an annual cash bonus program and/or long-term cash incentive compensation program of the Company or a participating Subsidiary. Any such election must be made by entering a deferred compensation agreement with the Company, as evidenced by a form approved by the Committee that is filed with the Administrator on or before the deadline specified by the Committee. For annual cash bonuses, this deadline shall be no earlier than one month prior to the beginning of the year (or portion thereof) for which the bonus will be earned. For other cash incentive compensation, this deadline shall be no later than six months before the end of the year or other period for which the cash incentive compensation will be earned. Rules similar to those in section 5.1 shall apply in cases where the Plan is not in existence or an employee is not a Participant for the full period in which an annual cash bonus or long-term incentive compensation award is earned.

5.3.  Deferral Procedures. Participants eligible to elect salary deferrals under
      Section 5.1 shall have an opportunity to do so each year. Participants eligible to elect deferrals under section 5.2 shall have a separate opportunity to do so for each cash bonus under an annual bonus program and for each other cash bonus or incentive payment under a long-term incentive plan that they may cam.

      If a deferral is elected, the election shall be irrevocable with respect to the particular compensation that is subject to the election. Deferral elections shall be made on a form prescribed by the Committee or Administrator. As provided in section 6.6, any deferral is subject to appropriate tax withholding measures and may be reduced to satisfy tax-withholding requirements.

5.4. Election of Time and Manner of Payment. At the time a Participant makes a deferral election under sections 5.1 or 5.2, the Participant shall also designate the manner of payment and the date on which payments from his or her Deferral Account shall begin, from among the following options:

      a. a lump sum payable by the end of February of any year that the Participant specifies;

      b. a lump sum payable by the end of February in the year immediately following the Participants Retirement;

      c. a series of annual installments, commencing in any year selected by the Participant and payable each year on or before the end of February, over a period of four years;

      d. a series of annual installments, commencing in the year following the Participant's Retirement and payable each year on or before the end of February, over a period of five, ten or fifteen years, as designated by the Participant.

      However, if a Participant terminates employment for any reason other than death, permanent disability or Retirement, the payment of the Participant's entire Deferral Account, including any unpaid installments pursuant to clause (c) above, shall be made in a single lump sum by the end of February in the next year following the year in which the Participant terminates employment, notwithstanding the terms of the Participant's election.

      Any election of a specified payment date pursuant to clauses (a) or (c) shall be subject to any restrictions that the Company may, in its sole discretion, choose to establish in order to limit the number of different payment dates that a Participant may have in effect at any one time.

      If payment is due in the form of a lump sum, the payment shall equal the balance of the Deferral Account being paid, determined as of the Valuation Date coincident with or immediately preceding the payment date. If payment is due in the form of installments, the amount of each installment shall be equal to the quotient determined by dividing (A) the value of the portion of the Deferral Account to which the installment payment election applies (determined as of the Valuation Date coincident with or immediately preceding the date the payment is to be made), by (B) the number of years over which the installment payments are to be made, less the number of years in which the prior payments attributable to such installment payment election have been made.

5.5. Deferral Accounts. The Company shall establish a Deferral Account for each Participant who has elected a deferral under section 5.1 or 5.2, and its accounting records for the Plan with respect to each such Participant shall include a separate Deferral Account or subaccount for each deferral election of the Participant that could cause a payment to be made at a different time or in a different form from other payments of deferrals elected by the same Participant. Each Deferral Account balance shall reflect the Company's obligation to pay a deferred amount to a Participant or Beneficiary as provided in this Article 5.

      Such Deferral Account shall consist of credits equal to the principal amount of compensation deferred by each Participant, increased by any Earnings and decreased by any Losses as described in Section 5.7. Notwithstanding the establishment of Deferral Accounts for record keeping purposes, the Company shall not establish any trust or fund, or purchase any insurance policy, annuity contract or other asset specifically allocated to the benefit of any one (or more) Participant(s). Principal amounts deferred by a Participant under Section 5.1 or 5.2 shall be credited to the Participant's Deferral Account as of the time when such amount would otherwise have been paid to the Participant absent his election to defer hereunder.

5.6. Maintenance of Deferral Accounts. The Accounts of each Participant shall be entered on the books of the Company and shall represent a liability, payable when due under this Plan, out of the general assets of the Company. Prior to benefits becoming due hereunder, the Company shall expense the liability for such accounts in accordance with policies determined appropriate by the Company's auditors. Except to the extent provided pursuant to the second paragraph of this section 5.6, the Accounts created for a Participant by the Company shall not be funded by a trust or an insurance contract; nor shall any assets of the Company be segregated or identified to such account; nor shall any property or assets of the Company be pledged, encumbered, or otherwise subjected to a lien or security interest for payment of benefits hereunder.

      Notwithstanding that the amounts to be paid hereunder to Participants constitute an unfunded obligation of the Company, an amount equal to the Deferral Accounts shall be paid into one or more grantor trusts that shall be established by the Company for the purpose of providing a potential source of funds to pay Plan benefits. The Company may designate an investment advisor to direct the investment of funds that may be used to pay benefits, including the investment of the assets of any grantor trusts hereunder.

5.7. Earnings and Losses. The principal amount of deferred compensation shall be adjusted for hypothetical Earnings and Losses as follows:

      For amounts deferred, Earnings and Losses shall be measured by one or more of the Investment Measuring Devices chosen by a Participant pursuant to
      Section 5.8.a. or defaulted into by Section 5.8.b.

      For amounts deferred during all periods, the Deferral Account or portion of the Deferral Account of a Participant who selected a life insurance policy as the Investment Measuring Device shall be equal to the amount of the cash surrender value of the hypothetical insurance policy, or, in event of the death of the Participant, in the amount of the face value of the hypothetical policy, reduced, in either case, by the policy loans the Employer would have had to borrow in order to pay premiums on such policy or to make such payments as may otherwise be required under this Plan.

      There shall be no guarantee of principal for any Investment Measuring Device.

5.8. Designation of Investment Measuring Device. The designation of Investment Measuring Device shall be made according to the following:

      a. From time to time and in accordance with such administrative rules as the Company may impose, each Participant may designate one or more Investment Measuring Devices for compensation which is deferred. A Participant may make a similar election to change the Investment Measuring Device with respect to compensation deferred prior to such election (and any Earnings and Losses thereon). An election to change Investment Measuring Devices for past deferrals shall be effective on the same date as an election of Investment Measuring Devices for deferrals from current pay as described in this Section 5.8.

      b. If no designation of Investment Measuring Devices is made by a Participant, the Participant's Investment Measuring Device shall be the Charles Schwab Money Market Fund (or other similar Money Market Fund designated by the Company).

5.9. Payment of Deferred Amounts. A Participant shall have a fully vested, nonforfeitable interest in his or her Deferral Account balance at all times. However, vesting does not confer a right to payment other than in the manner elected by the Participant pursuant to section 5.4 or increase the rights of the Participant above those of any general unsecured creditor of the Company. Upon the expiration of a deferral period selected by the Participant in one or more deferral elections, the Company shall pay to such Participant (or to the Participant's Beneficiary, in the case of the Participant's death) an amount equal to the balance of the Participant's Deferral Account attributable to such expiring deferral elections, plus assumed earnings (determined by the Company pursuant to section 5.7) thereon.

      If the Participant has an outstanding unsecured loan from the Company, payments from the Participant's Deferral Account shall first be used to satisfy the outstanding loan.

5.10. Acceleration of Payment. The Committee, in its discretion, upon receipt of a written request from a Participant or Beneficiary, may accelerate the payment of all or any portion of the unpaid balance of a Participant's Deferral Account in the event of the Participant's Retirement, death, permanent disability, or Termination, or upon its determination that the Participant (or his Beneficiary in the case of his death) has incurred a severe, unforeseeable financial hardship creating an immediate and heavy need for cash that cannot reasonably be satisfied from sources other than an accelerated payment from this Plan. The Committee in making its determination may consider such factors and require such information as it deems appropriate, and the Committee will not be obligated to accelerate payment in any particular instance.

                        Article 6.  General Provisions
                        ------------------------------

6.1 Unfunded Obligation. The deferred amounts to be paid to Participants pursuant to this Plan constitute unsecured and unfunded general obligations of the Company. Except to the extent specifically provided hereunder, the Company is not required to segregate any monies from its general funds or to make any special deposits with respect to this obligation.

6.2. Beneficiary. The term "Beneficiary" shall mean the individual or trust to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant's death. A Participant may designate a Beneficiary on a form provided by the Administrator, executed by the Participant, and delivered to the Administrator. The Administrator may require the consent of the Participant's spouse to a designation if the designation specifies a Beneficiary other than the spouse. Subject to the foregoing, a Participant may change a Beneficiary designation at any time. Subject to the property rights of any prior spouse, if no Beneficiary is designated, if the designation is ineffective, or if the Beneficiary dies before the balance of the Deferral Account is paid, the balance shall be paid to the Participant's surviving spouse, or if there is no surviving spouse, to the Participant's estate.

6.3. Incapacity of Participant or Beneficiary. Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent and of age until the date on which the Administrator receives a written notice, in a form and manner acceptable to the Administrator, that such person is incompetent or a minor, for whom a guardian or other person legally vested with the care of his person or estate has been appointed; provided, however, that if the Administrator finds that any person to whom a benefit is payable under the Plan is unable to care for his or her affairs because of incompetency, or because he or she is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, a brother or sister, or to any person or institution considered by the Administrator to have incurred expense for such person otherwise entitled to payment. To the extent permitted by law, any such payment so made shall be a complete discharge of liability therefor under the Plan.

      If a guardian of the estate of any person receiving or claiming benefits under the Plan is appointed by a court of competent jurisdiction, benefit payments may be made to such guardian provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Administrator. In the event a person claiming or receiving benefits under the Plan is a minor, payment may be made to the custodian of an account for such person under the Uniform Transfers to Minors Act. To the extent permitted by law, any such payment so made shall be a complete discharge of any liability therefor under the Plan.

6.4. Nonassignment. The right of a Participant or Beneficiary to the payment of any amounts under the Plan may not be assigned, transferred, pledged or encumbered (except as security for any promissory note given by the Participant to the Company in connection with the Company's Supplemental Executive Benefit Program), and, to the maximum extent permitted by law, such right or other interests shall not be subject to attachment, garnishment, execution, or other legal process (except by the Company).

6.5. No Right to Continued Employment. Nothing in the Plan shall be construed to confer upon any Participant any right to continued employment with the Company, nor shall the Plan interfere in any way with the right of the Company to terminate the employment of such Participant at any time without assigning any reason therefor.

6.6. Tax Withholding. Appropriate taxes shall be withheld from cash payments made to Participants pursuant to the Plan. To the extent tax withholding is payable in connection with the Participant's deferral of income rather than in connection with the payment of deferred amounts, such withholding may be made from other wages and salary currently payable to the Participant, or, as determined by the Administrator, the amount of the deferral elected by the Participant may be reduced in order to satisfy required tax withholding for employment taxes and any other taxes.

6.7. Claims Procedure. The Company shall establish a reasonable claims procedure consistent with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The claims procedure shall include the following:

      a. Claims for benefits must be filed with the Administrator in a form acceptable to the Administrator.

      b. If any claim for benefits under the Plan filed with the Administrator is wholly or partially denied, the claimant shall be given notice in writing, within 60 days of such denial, setting forth the specific reasons for such denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any material or information necessary for claimant to perfect the claim, and an explanation of the Plan's claims review procedure.

      c. The claimant (or his or her duly authorized representative) may request a review by the Board of the Administrator's decision denying the claim by filing with the Administrator, within 60 days after such notice has been received by the claimant, a written request for such review, and that he or she may review pertinent documents, and submit issues and comments in writing within the same 60-day period. If such a request is so filed, such review shall be made by the Board within 60 days after receipt of such request.

      d. The claimant shall be given written notice of the decision resulting from such review, including specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

6.8. Termination and Amendment. The Committee may from time to time amend, suspend or terminate the Plan, in whole or in part, and if the Plan is suspended or terminated, the Committee may reinstate any or all of its provisions. Except as otherwise required by law, the committee may delegate to the Administrator all or any of its foregoing powers to amend, suspend, or terminate the Plan. Any such amendment, suspension, or termination may affect future deferrals without consent of any Participant or Beneficiary. However, with respect to deferrals that have already occurred, no amendment, suspension or termination may impair the right of a Participant or a designated Beneficiary to receive payment of the related deferred compensation in accordance with the terms of the Plan prior to the effective date of such amendment, suspension or termination, unless the affected Participant or Beneficiary gives his express written consent to the change. However, notwithstanding the foregoing, upon termination of the Plan, the Committee may require payment of any Participant's Deferral Account not in excess of $100,000 to such Participant (or his or her Beneficiary) at such time and in such form of payment as the Committee determines (notwithstanding the Participant's election of another form of payment or another date for payment).

6.9. Notice of Address. Any payment to a Participant or Beneficiary, at the last known post office address on file with the Company, shall constitute a complete acquittance and discharge to the Company and any director or officer with respect thereto.

6.10. Applicable Law. The Plan shall be construed and governed in accordance with applicable federal law and, to the extent not preempted by such federal law, the laws of the State of New Jersey.

                                   Execution
                                   ---------

      IN WITNESS WHEREOF, on the date(s) indicated below, the Company, by its duly authorized officer, has adopted and executed this Executive Deferred Compensation Plan.

                                    Orchid Biocomputer, Inc.

Date: February 3, 1999               By  /s/ Donald R. Marvin
  --------------------               ------------------------
                                    Name:  Donald R. Marvin
                                    Title: Secretary

                           Orchid Biocomputer, Inc.

                         Executive Severance Pay Plan


                              Issued May 5, 1999


                                5/5/99 1:23 PM

                         Executive Severance Pay Plan

                               Table of Contents


Article 1.  Purpose and Overview

     1.1.   Purpose of the Plan

     1.2.   Overview

Article 2.  Definitions

     2.1.   Definitions

     2.2.   Gender and Number

Article 3.  Administration

     3.1.   Administrator

Article 4.  Eligibility and Participation

     4.1.   Eligibility

     4.2.   Participation

Article 5.  Severance Pay

     5.1.   Calculation of Severance Pay

     5.2.   Monthly Installments of Severance Pay

Article 6.  Funded Obligation

Article 7.  General Provisions

     7.1.   Interpretation as Severance Pay for Labor Law Purposes

     7.2.   Severability Clause

     7.3.   Gross Misconduct

     7.4.   Beneficiary

     7.5.   Incapacity of Participant or Beneficiary

     7.6.  Nonassignment

     7.7.  No Right to Continued Employment

     7.8.  Tax Withholding

     7.9.  Claims Procedure

     7.10. Amendment

     7.11. Notice of Address

     7.12. Applicable Law Execution

     Execution

     Orchid Biocomputer, Inc. (the "Company") hereby establishes the Orchid Biocomputer, Inc. Executive Severance Pay Plan (the "Plan"), as set forth in this document for the benefit of a select group of its employees.

                       Article 1.  Purpose and Overview
                       --------------------------------

1.1. Purpose of the Plan. The purpose of the Plan is to attract and retain qualified executive talent and provide them with an important component of a competitive and attractive executive benefit program.

1.2. Overview. The Plan provides, to a select group of executives, additional financial security in the event of termination from employment with the Company. This Plan is funded and is maintained primarily for the purpose of providing severance payments to a select group of management or highly compensated employees. It is accordingly intended to be exempt from the participation, vesting, funding and fiduciary requirements set forth in Title I of the Employee Retirement Income Security Act of 1974 ("ERISA").

                            Article 2.  Definitions
                            -----------------------

2.1. Definitions. The following definitions are in addition to any other definitions set forth elsewhere in the Plan. Whenever used in the Plan, the capitalized terms in this section shall have the meanings set forth below unless otherwise required by the context in which they are used:

     a. "Administrator" shall mean the person(s) described in section 3.1 that is/are selected by the Committee to assist in the administration of the Plan.

     b. "Beneficiary" shall mean the individual or trust entitled to receive any benefit payments that remain to be paid after a Participant's death, as determined under section 7.5.

     c.   "Board" shall mean the Company's Board of Directors.

     d.   "Committee" shall mean the Compensation Committee of the Board.

     e.   "Company" shall mean Orchid Biocomputer, Inc., a Delaware corporation.

     f. "Executive" shall mean an employee of the Company who is employed in a key executive capacity as determined by the Committee the Company or the Board. No employee shall be treated as an "Executive" under the Plan if his or her participation in the Plan would result in the Plan ceasing to be a program maintained primarily for the purpose of providing other benefits to a select group of management or highly compensated employees.

     g. "Participant" shall mean an Executive who meets the eligibility and participation requirements of the Plan, as set forth in Article 4, and includes, where appropriate to the context, any former Executive who is entitled to benefits under this Plan.

     h. "Plan" shall mean the Orchid Biocomputer, Inc. Executive Severance Pay Plan, as in effect from time to time.

     i. "Retirement" shall mean any voluntary cessation of employment with the Company after the later of ten years of employment or age 55.

     j. "Termination" shall mean 1.) any involuntary cessation of employment with the Company and its Subsidiaries other than by death or disability or 2.) voluntary resignation in the event that the Executive's duties, responsibilities or compensation are significantly reduced.

     k. "Severance Pay" shall mean the amount payable to the Executive upon Termination or Retirement pursuant to a Severance Pay Agreement between the Executive and the Company.

     l. "Subsidiary" shall mean a corporation or other business entity in which the Company owns, directly or indirectly, securities with more than 80 percent of the total voting power.

2.2. Gender and Number. Except when otherwise indicated by the context, any masculine or feminine terminology shall also include the neuter and other gender, and the use of any term in the singular or plural shall also include the opposite number.

                          Article 3.  Administration
                          --------------------------

3.1. Administrator. The Committee shall administer the Plan and may select one or more persons to serve as the Administrator. The Administrator shall perform such administrative functions as the Committee may delegate to it from time to time. Any person selected to serve as the Administrator may, but need not, be a Committee member, a Director or an officer or employee of the Company. However, if a person serving as Administrator or a member of the Committee is a Participant, such person may not vote on a matter affecting his individual interest as a Participant.

     The Committee shall have the discretionary authority to construe and interpret the Plan provisions and resolve any ambiguities thereunder; to prescribe, amend and rescind administrative rules relating to the Plan; to select the Executives who may participate, to determine eligibility for benefits under the Plan; and to take all other actions that are necessary or appropriate for the administration of the Plan. Where the Committee has delegated its responsibility for matters of interpretation and Plan administration to the Administrator, the actions of the Administrator shall constitute actions of the Committee with respect to such delegated matters.

                   Article 4.  Eligibility and Participation
                   -----------------------------------------

4.1. Eligibility. This Plan is intended to qualify as a "top-hat" Plan under the Department of Labor Regulations and as such participation in the Plan will be limited to Participants who would be considered highly compensated, key-employees of the Company or any Subsidiary.

4.2. Participation. Officers and other key employees of the Company and each of its Subsidiaries shall be eligible to participate in this Plan upon selection by the Committee. To be nominated for participation, an Executive must be highly compensated or have significant responsibility for the management, direction and/or success of the Company as a whole or a particular business unit thereof.

                           Article 5.  Severance Pay
                           -------------------------

5.1. Calculation of Severance Pay. In addition to the annual base compensation, bonus compensation, accumulated vacation pay and other employee benefits payable to the Executive (if any), in the event of the Executive's 1.) Retirement, 2.) death after the later of ten years of service or age 55, 3.) permanent disability after the later of ten years of service or age 55 or 4.) Termination for any reason other than his own Gross Misconduct, the Executive shall be entitled to receive Severance Pay in an amount determined pursuant to a Severance Pay Agreement between Executive and Company.

5.2. Monthly Installments of Severance Pay. The Executive's Severance Pay shall be paid to him, without interest, in monthly installments over the twenty-four (24) months commencing on the last business day of the month of Termination or Retirement and thereafter on the last business day of each calendar month until paid in full. In the event of Executive's death after commencement of payments, the balance of payments shall be made to his estate or named beneficiary.

                         Article 6.  Funded Obligation
                         -----------------------------

6.1. Funded Obligation of Company. The obligation of the Company to pay Severance Pay shall be funded. The Company shall establish an irrevocable trust in order to facilitate the funding of this Plan. The funding shall be done in a manner that will ensure that Executive will not recognize taxable income until Severance Pay has been paid.

     All payments made by the Trust shall reduce the obligation of the Company to pay benefits under this Plan. The Company shall remain liable for benefits to the extent that the assets of the Trust are insufficient to pay Plan benefits.

                         Article 7.  General Provisions
                         ------------------------------

7.1. Interpretation as Severance Pay for Labor Law Purposes. The provisions of this Agreement are intended to constitute a severance pay plan within the meaning of Labor

     Regulation 29 C.F.R. Section 2510.302(b) and shall be construed and interpreted in a manner consistent with this intention.

7.2. Severability Clause. In the event that any provision of this Plan shall be held to be illegal, invalid or unenforceable for any reason, said illegality, invalidity or unenforceability shall not affect the remaining provisions, but shall be fully severable and the Plan shall be construed and enforced as if said illegal, invalid or unenforceable provisions had never been contained herein.

7.3. Gross Misconduct. For purposes of this Plan, "Gross Misconduct" shall be commission of any of the following actions by Executive during the term of his employment by Company:

     a. personal dishonesty, fraud or breach of trust involving personal profit in connection with the Executive's employment by the Company;

     b. willful misconduct that is materially injurious to the Company or any of its subsidiaries, stockholders or affiliates;

     c. flagrant and repeated gross negligence in the performance of Executive's assigned duties, which remains, uncured after written warning by the Company.

7.4. Beneficiary. The term "Beneficiary" shall mean the individual or trust to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant's death. A Participant may designate a Beneficiary on a form provided by the Administrator, executed by the Participant, and delivered to the Administrator. The Administrator may require the consent of the Participant's spouse to a designation if the designation specifies a Beneficiary other than the spouse. Subject to the foregoing, a Participant may change a Beneficiary designation at anytime. Subject to the property rights of any prior spouse, if no Beneficiary is designated, if the designation is ineffective, or if the Beneficiary dies before the balance of the Severance Pay is paid, the balance shall be paid to the Participant's surviving spouse, or if there is no surviving spouse, to the Participant's estate.

7.5. Incapacity of Participant or Beneficiary. Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent and of age until the date on which the Administrator receives a written notice, in a form and manner acceptable to the Administrator, that such person is incompetent or a minor, for whom a guardian or other person legally vested with the care of his person or estate has been appointed; provided, however, that if the Administrator finds that any person to whom a benefit is payable under the Plan is unable to care for his or her affairs because of incompetency, or because he or she is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, a brother or sister, or to any person or institution considered by the Administrator to have incurred expense for such person otherwise entitled to payment. To the extent permitted by law, any such payment so made shall be a complete discharge of liability therefor under the Plan.

     If a guardian of the estate of any person receiving or claiming benefits under the Plan is appointed by a court of competent jurisdiction, benefit payments may be made to such guardian provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Administrator. In the event a person claiming or receiving benefits under the Plan is a minor, payment may be made to the custodian of an account for such person under the Uniform Transfers to Minors Act. To the extent permitted by law, any such payment so made shall be a complete discharge of any liability therefor under the Plan.


7.6. Nonassignment. The right of a Participant or Beneficiary to the payment of any amounts under the Plan may not be assigned, transferred, pledged or encumbered and to the maximum extent permitted by law, such right or other interests shall not be subject to attachment, garnishment, execution, or other legal process.

7.7. No Right to Continued Employment. Nothing in the Plan shall be construed to confer upon any Participant any right to continued employment with the Company, nor shall the Plan interfere in any way with the right of the Company to terminate the employment of such Participant at any time without assigning any reason therefor.

7.8. Tax Withholding. Appropriate taxes shall be withheld from cash payments made to Participants pursuant to the Plan.

7.9. Claims Procedure. The Company shall establish a reasonable claims procedure consistent with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The claims procedure shall include the following:

     a. Claims for benefits must be filed with the Administrator in a form acceptable to the Administrator.

     b. If any claim for benefits under the Plan filed with the Administrator is wholly or partially denied, the claimant shall be given notice in writing, within 60 days of such denial, setting forth the specific reasons for such denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any material or information necessary for claimant to perfect the claim, and an explanation of the Plan's claims review procedure.

     c. The claimant (or his or her duly authorized representative) may request a review by the Board of the Administrator's decision denying the claim by filing with the Administrator, within 60 days after such notice has been received by the claimant, a written request for such review, and that he or she may review pertinent documents, and submit issues and comments in writing within the same 60-day period. If such a request is so filed, such review shall be made by the Board within 60 days after receipt of such request.

     d. The claimant shall be given written notice of the decision resulting from such review, including specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

7.10. Amendment. This Agreement may be amended by written agreement signed by Company and Executive.

7.11. Notice of Address. Any payment to a Participant or Beneficiary, at the last known post office address on file with the Company, shall constitute a complete acquittance and discharge to the Company and any director or officer with respect thereto.

7.12. Applicable Law. This Plan shall be construed and interpreted in accordance with the laws of the State of New Jersey, except to the extent preempted by ERISA.

                                   Execution
                                   ---------

     IN WITNESS WHEREOF, on the date(s) indicated below, the Company, by its duly authorized officer, has adopted and executed this Executive Severance Pay Plan.

                                 Orchid Biocomputer, Inc.

Date: February 3, 1999            By /s/ Donald R. Marvin
    ------------------              ----------------------
                                 Name:  Donald R. Marvin
                                 Title: Secretary

                           Orchid BioSciences, Inc.
                       Executive Severance Pay Agreement

     AGREEMENT made this ____ day of _____, _____ by and between Orchid BioSciences, Inc. (the "Company") and ______________ (the "Executive").

     WHEREAS, the Company has adopted the Orchid Biocomputer, Inc. Executive Severance Pay Plan (the "Plan");

     WHEREAS, the Company desires to encourage the Executive to continue in the employ of the Company;

     WHEREAS, The Company has selected the Executive to participate in the Plan;

     WHEREAS, the Executive and the Company desire to set forth in writing the terms of their agreement to provide Severance Pay pursuant to the Plan to the Executive;

     NOW, THEREFORE, the parties agree as follows:

1. CALCULATION OF SEVERANCE PAY: In addition to the annual base compensation, bonus compensation, accumulated vacation pay and other employee benefits (if any) payable to the Executive, in the event of the Executive's Retirement or Termination for any reason other than his own Gross Misconduct (as defined in the Plan) the Executive shall be entitled to receive Severance Pay in an amount equal to
     ________________________________.

2. SPENDTHRIFT CLAUSE: The right of the Executive to receive Severance Pay may not be assigned, alienated, pledged or otherwise encumbered by the Executive and any attempt to do so shall be void and of no force or effect.

3. ENTIRETY OF AGREEMENT: This Agreement represents the entire agreement between the parties with respect to Severance Pay and supersedes any prior understanding whether written or oral regarding Severance Pay.

4. AMENDMENT: This Agreement may be amended by written agreement signed by Company and Executive.

5. APPLICABLE LAW: This Agreement shall be construed and interpreted in accordance with the laws of the State of New Jersey, except to the extent preempted by ERISA.

6. NOTICE: Any notice or direction to be given in accordance with the Agreement shall be deemed to have been effectively given if hand delivered to the recipient with written acknowledgment of receipt, or sent by certified mail, return receipt requested, to the recipient at the recipient's last known address.

7. SUCCESSORS AND ASSIGNS: The Agreement, and all actions and decisions hereunder, shall be binding upon the Company, its representatives, successors and assigns, and upon the Executive, his heirs, executors, successors and assigns.

8. SEVERABILITY CLAUSE: In the event that any provision of this Agreement shall be held to be illegal, invalid or unenforceable for any reason, said illegality, invalidity or unenforceability shall not affect the remaining provisions, but shall be fully severable and the Agreement shall be construed and enforced as if said illegal, invalid or unenforceable provisions had never been contained herein.

9.   MISCELLANEOUS:

     A. All payments under the Agreement shall be made from either 1.) the Trust established under the Plan or 2.) the general assets of Company.

     B. Nothing contained in the Agreement shall be construed as conferring upon Executive the right to continue in the employ of Company nor to limit the right of Company to discharge Executive.


IN WITNESS WHEREOF, on the date(s) indicated below, the parties have executed the foregoing Agreement.

                                      Orchid BioSciences, Inc.

     Date:________________________    By: ______________________________

     Date:________________________    __________________________________
                                                  Executive

                                       2